UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  February 14, 2014

Premier, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36092	35-2477140
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13034 Ballantyne Corporate Place
Charlotte, NC 28277
(Address of Principal Executive Offices) (Zip Code)

(704) 357-0022
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) On February 14, 2014, management of the Company, with the approval of the Audit Committee of the Board of Directors (the “Board”) of Premier, Inc. (the “Company”) concluded that the previously issued financial statements contained in the Company’s Quarterly Report on Form 10-Q (the “Form 10-Q”) for the quarter ended September 30, 2013 (the “Prior Period”) should no longer be relied upon because of errors related to the presentation of certain pro forma information included in the footnotes to the financial statements. The Company has determined that it is necessary to correct non-cash related errors related to its accounting treatment of pro forma redeemable limited partners’ capital in temporary equity with a corresponding impact to pro forma additional paid-in capital and pro forma retained earnings (accumulated deficit) in pro forma stockholders’ equity (deficit) as well as the presentation of pro forma loss per share. The Company, with the concurrence of its independent registered public accounting firm, Ernst & Young LLP, has restated in a Form 10-Q/A for the quarter ended September 30, 2013, amending the Form 10-Q for the quarter ended September 30, 2013, its previously issued financial statements for the Prior Period to correct the errors in the pro forma information contained in the financial statement footnotes. In addition to the financial statements for the Prior Period, reflected in the previously-filed Form 10-Q for the quarter ended September 30, 2013, related press releases furnished on current reports on Form 8-K, reports and stockholder communications describing our financial statements reported in that previously-filed Form 10-Q should no longer be relied upon.
Subsequent to the filing of the Form 10-Q for the quarter ended September 30, 2013, the Company identified errors in the presentation of certain pro forma balance sheet and pro forma loss per share information related to its redeemable limited partner’s capital. Prior to and subsequent to the Company’s initial public offering of its Class A common stock, par value $.01 per share (the “IPO”), and related reorganization, the Company reflects limited partners’ capital on the consolidated balance sheets as redeemable limited partners’ capital in temporary equity, rather than permanent equity, at the greater of book value or the redemption amount per the limited partnership agreement. However, following the IPO, the limited partners have the ability to exchange their Class B common units for cash or Class A common shares, which is currently greater than the book value redemption amount per the limited partnership agreement. As a result, the Company has revised its pro forma balance sheet as of September 30, 2013 to reflect a $2.6 billion non-cash increase in pro forma redeemable limited partner’s capital, based on the value of the redemption amount at the IPO price of Class A common stock of $27.00. There is a corresponding offset to pro forma additional paid-in capital and pro forma retained earnings, which creates an accumulated deficit on the balance sheet. These balance sheet items represent non-cash activity and do not impact the Company’s operating performance. The Company has also assessed this balance sheet treatment of temporary equity on the calculation of pro forma earnings per share. As a result of benefits obtained by the member owners through their Class B common units in conjunction with the Company’s Reorganization and IPO, pro forma earnings per share now reflects the adjustment to pro forma redeemable limited partners’ capital to the redemption amount.
The Audit Committee has discussed the matters disclosed pursuant to this Item 4.02(a) in this Current Report on Form 8-K with management and Ernst & Young LLP, the Company’s independent registered public accounting firm. Concurrently with the filing of this Form 8-K, the Company has filed an amended Form 10-Q for the quarter ended September 30, 2013 ("Form 10-Q/A). The Form 10-Q/A restated the originally filed Form 10-Q for the quarter ended September 30, 2013 to reflect the updated pro forma balance sheet and updated pro forma earnings per share ("EPS") amount as of September 30, 2013. The Company will also include an updated pro forma balance sheet and updated pro forma EPS amount as of and for the fiscal year ended June 30, 2013, under the caption “Other Information” in its Form 10-Q for the quarter ended December 31, 2013 filed with the SEC concurrently with this Form 8-K.
In connection with the errors in pro forma financial information, management has determined that deficiencies existed in internal control over financial reporting that potentially would not prevent or detect a material misstatement. Management therefore concluded there was a material weakness in internal control over financial reporting related to the presentation of pro forma redeemable limited partners’ capital in temporary equity. Actions have already been implemented to remediate this material weakness, including augmenting the Company’s accounting resources. Additionally, the Company will implement a more formal review and documentation process of complex, non-routine transactions on a systematic basis.
Information in this Form 8-K regarding the status and determinations resulting from the Audit Committee's independent investigation, as well as other expectations and beliefs, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include statements regarding the effects of the restatement of our past financial statements and the expected timing of filing of our required periodic report. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward looking statements. In addition to statements that explicitly describe such risks and uncertainties, readers are urged to consider statements in the conditional or future tenses or that include terms such as “believes,” “belief,” “expects,” “estimates,” “intends,” “anticipates” or “plans” to be uncertain and forward-looking. Forward-looking statements may include comments as to the Company’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside the Company’s control. More information on potential factors that could affect the Company’s financial results is included from time to time in the “Forward Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s periodic and current filings with the SEC, as well as those discussed under the “Risk Factors” and “Forward Looking

Statements” section of the Company’s IPO Prospectus, dated September 25, 2013, filed with the SEC and available on the Company’s website at http://investors.premierinc.com. Forward looking statements speak only as of the date they are made, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise that occur after that date.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Premier, Inc.

	By:	/s/ Susan D. DeVore
		Name:	Susan D. DeVore
		Title:	Chief Executive Officer and President

Date: February 14, 2014